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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-86674) of Post Properties, Inc. of our report dated March 8, 1996 appearing on Page 37 of this Form 10-K/A.



Price Waterhouse LLP

Atlanta Georgia

June 14, 1996